UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2020

MIKROS SYSTEMS CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	000-14801 (Commission File Number)	14-1598200 (IRS Employer Identification Number)

707 Alexander Road Building 2, Suite 208 Princeton, NJ (Address of Principal Executive Offices)	08540 (Zip Code)

Registrant’s telephone number, including area code (609) 987-1513

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01            Entry into a Material Definitive Agreement.

On April 14, 2020, Mikros Systems Corporation (the “Company”) entered into a Paycheck Protection Program Term Note (the “PNC Note”) with PNC Bank, National Association (“PNC”) pursuant to the Paycheck Protection Program (the “Program”) of the recently enacted Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) administered by the U.S. Small Business Administration. The Company received total proceeds of $753,300 from the PNC Note. In accordance with the requirements of the CARES Act, the Company will use proceeds from the PNC Note primarily for payroll costs and lease payments. Interest accrues on the PNC Note at the rate of 1.00% per annum. The Company may apply to PNC for forgiveness of the amount due on the PNC Note which shall be an amount equal to the sum of eligible payroll costs, rent obligations, and covered utility payments incurred during the eight weeks following disbursement under the PNC Note.

During the period from April 14, 2020 through the six-month anniversary of the date of the PNC Note (the “Deferral Expiration Date”), neither principal nor interest shall be due and payable. On the Deferral Expiration Date, the outstanding principal of the PNC Note that is not forgiven under the Program (the “Conversion Balance”) shall convert to an amortizing term loan. On November 15, 2020, all accrued interest that is not forgiven under the Program shall be due and payable. Additionally, on November 15, 2020 and continuing on the 15th day of each month thereafter until April 14, 2022 equal installments of principal shall be due and payable, each in an amount determined by dividing the Conversion Balance by 18 (the “Monthly Principal Amount”). Interest shall be payable at the same times as the Monthly Principal Amount. Any outstanding principal and accrued interest shall be due and payable in full on April 14, 2022.

The Company has the right to prepay any amounts outstanding under the PNC Note at any time and from time to time, in whole or in part, without penalty.

The foregoing description of the PNC Note is qualified in its entirety by reference to Exhibit 10.1 attached to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03.            Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is hereby incorporated by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Exhibit Description
10.1	Term Note, between PNC Bank, National Association and Mikros Systems Corporation, dated April 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKROS SYSTEMS CORPORATION

Dated: April 17, 2020	By:	/s/ Thomas J. Meaney
Thomas J. Meaney
Chief Executive Officer